                                                                   EXHIBIT 99.1

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership

We have audited the accompanying combined balance sheets of Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership as of December 31, 1999, 1998, and 1997 and the related combined statements of earnings and cash flows for the three years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership as of December 31, 1999, 1998, and 1997 and the combined results of their operations and their combined cash flows for the three years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                      GRANT THORNTON LLP

Chicago, Illinois
June 19, 2000, except for note D, as
   to which the date is August 18, 2000

Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership
COMBINED BALANCE SHEETS
December 31,

--------------------------------------------------------------------------------

                                                                                              June 30,       June 30,
                  ASSETS                           1999           1998           1997           2000           1999
                                                ----------     ----------     ----------     ----------     ----------
                                                                                             (unaudited)    (unaudited)
Current assets
 Cash                                           $   64,645     $   87,685     $   30,913     $  226,752     $  170,639
 Trade accounts receivable                       1,004,957        481,497        422,335        508,895        453,534
                                                ----------     ----------     ----------     ----------     ----------

   Total current assets                          1,069,602        569,182        453,248        735,647        624,173

Building, equipment, furniture, and fixtures
Building                                           362,102        362,102              -        362,102        362,102
Computer equipment                                  95,806         86,017         57,998        111,811         91,461
Other equipment, furniture, and fixtures            23,331         23,331          5,906         23,331         23,331
                                                ----------     ----------     ----------     ----------     ----------

                                                   481,239        471,450         63,904        497,244        476,894

 Less accumulated depreciation                      91,957         48,098          9,063        116,195         70,027
                                                ----------     ----------     ----------     ----------     ----------

                                                   389,282        423,352         54,841        381,049        406,867
                                                ----------     ----------     ----------     ----------     ----------

    TOTAL ASSETS                                $1,458,884     $  992,534     $  508,089     $1,116,696     $1,031,040
                                                ==========     ==========     ==========     ==========     ==========

     LIABILITIES AND STOCKHOLDERS'
                EQUITY

Current liabilities
 Accounts payable                               $   32,000     $   22,000     $   28,000     $   32,000     $   22,000
 Accrued expenses and other current
 liabilities                                        36,640         54,675         61,858         35,180         26,419
 Current maturities of long-term debt               23,760         23,760              -         23,760         23,760
                                                ----------     ----------     ----------     ----------     ----------

    Total current liabilities                       92,400        100,435         89,858         90,940         72,179


Long-term debt, less current maturities            241,337        243,967              -        239,974        242,649


Other long-term liabilities                          8,164          8,164              -         10,864          8,164
                                                ----------     ----------     ----------     ----------     ----------

    Total liabilities                              341,901        352,566         89,858        341,778        322,992

Stockholders' equity                             1,116,983        639,968        418,231        774,918        708,048
                                                ----------     ----------     ----------     ----------     ----------
          TOTAL LIABILITIES AND
        STOCKSTOCKHOLDERS' EQUITY               $1,458,884     $  992,534     $  508,089     $1,116,696     $1,031,040
                                                ==========     ==========     ==========     ==========     ==========

The accompanying notes are an integral part of these statements.

Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership
COMBINED STATEMENTS OF EARNINGS
Years ended December 31,

--------------------------------------------------------------------------------

                                                                                             June 30,         June 30,
                                            1999              1998             1997            2000            1999
                                         ------------- ----------------- --------------- ---------------- -----------------
                                                                                            (unaudited)      (unaudited)
Consulting revenue                       $ 3,234,435      $ 3,169,311      $ 1,964,786     $ 1,684,283      $ 1,574,476

Cost of revenue                            1,230,785        1,091,282          379,177         601,090          553,571
                                         ------------- ----------------- --------------- ---------------- -----------------

    Gross profit                           2,003,650        2,078,029        1,585,609       1,083,193        1,020,905

Selling, general and administrative
 expenses                                    218,808          100,944          122,051         135,363           41,955
                                         ------------- ----------------- --------------- ---------------- -----------------

    Earnings from operations               1,784,842        1,977,085        1,463,558         947,830          978,950

Other (expense) income
 Interest expense, net                        (8,522)          (7,802)          11,756          (2,287)          (4,466)
 Miscellaneous                                54,022           60,043                -          26,992           25,539
                                         ------------- ----------------- --------------- ---------------- -----------------


    Total other income                        45,500           52,241           11,756          24,705           21,073
                                         ------------- ----------------- --------------- ---------------- -----------------

Income before taxes                        1,830,342        2,029,326        1,475,314         972,535        1,000,023


Income taxes                                  33,327           22,527            4,785          14,600           31,943
                                         ------------- ----------------- --------------- ---------------- -----------------

           NET INCOME                    $ 1,797,015      $ 2,006,799      $ 1,470,529     $   957,935      $   968,080
                                         ============= ================= =============== ================ =================

The accompanying notes are an integral part of these statements.

Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership
COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
Three years ended December 31, 1999

--------------------------------------------------------------------------------


                                                     Additional
                                                       paid-in              Retained
                                                       capital              earnings                  Total
                                                   ----------------    --------------------    --------------------

Balance at January 1, 1997                          $  166,702          $          -            $    166,702
Net earnings                                                 -             1,470,529               1,470,529
Dividends paid                                               -            (1,219,000)             (1,219,000)
                                                   ----------------    --------------------    --------------------

Balance at December 31, 1997                           166,702               251,529                 418,231

Net earnings                                                 -             2,006,799               2,006,799
Capital contribution                                   134,938                     -                 134,938
Dividends paid                                               -            (1,920,000)             (1,920,000)
                                                   ----------------    --------------------    --------------------

Balance at December 31, 1998                           301,640               338,328                 639,968

Net earnings (unaudited)                                     -               968,080                 968,080
Dividends paid (unaudited)                                   -              (900,000)               (900,000)
                                                   ----------------    --------------------    --------------------

Balance at June 30, 1999 (unaudited)                $  301,640          $    406,408            $    708,048
                                                   ================    ====================    ====================

Balance at December 31, 1998                        $  301,640          $    338,328            $    639,968
Net earnings                                                 -             1,797,015               1,797,015
Dividends paid                                               -            (1,320,000)             (1,320,000)
                                                   ----------------    --------------------    --------------------

Balance at December 31, 1999                           301,640               815,343               1,116,983

Net earnings (unaudited)                                     -               957,935                 957,935
Dividends paid (unaudited)                                   -              (800,000)               (800,000)
Buyout of principal (unaudited)                              -              (500,000)               (500,000)
                                                   ----------------    --------------------    --------------------

Balance at June 30, 2000 (unaudited)                $  301,640          $    473,278            $    774,918
                                                   ================    ====================    ====================

The accompanying notes are an integral part of these statements.

Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership
COMBINED STATEMENTS OF CASH FLOWS
Years ended December 31,

----------------------------

                                                                                                           June 30,       June 30,
                                                                1999           1998           1997           2000           1999
                                                            -----------    -----------    -----------    -----------    -----------
                                                                                                         (unaudited)    (unaudited)
Cash flows from operating activities
 Net income                                                 $ 1,797,015    $ 2,006,799    $ 1,470,529    $   957,935    $   968,080
 Adjustments to reconcile net income to net
  Cash provided by operating activities
   Depreciation                                                  43,859         39,035          8,318         24,238         21,929
   Change in operating assets and liabilities
   Trade accounts receivable                                   (523,460)       (59,162)      (422,335)       496,062         27,963
   Accounts payable                                              10,000         (6,000)        28,000              -              -
   Accrued expenses and other current liabilities               (18,035)        (7,183)        61,858         (1,460)       (28,256)
                                                            -----------    -----------    -----------    -----------    -----------

     Total adjustments                                         (487,636)       (33,310)      (324,159)       518,840         21,636
                                                            -----------    -----------    -----------    -----------    -----------

     Net cash provided by operating activities                1,309,379      1,973,489      1,146,370      1,476,775        989,716

Cash flows from investing activities
   Additions to building equipment, furniture, and fixtures      (9,789)      (407,546)       (63,159)       (16,005)        (5,444)
                                                            -----------    -----------    -----------    -----------    -----------


     Net cash used in investing activities                       (9,789)      (407,546)       (63,159)       (16,005)        (5,444)

Cash flows from financing activities
 Payments on long-term debt - net                                (2,630)       275,891              -          1,337         (1,318)
   Dividends paid                                            (1,320,000)    (1,920,000)    (1,219,000)      (800,000)      (900,000)
 Buyout of principal                                                  -              -              -       (500,000)             -
 Capital contribution                                                 -        134,938        166,702              -              -
                                                            -----------    -----------    -----------    -----------    -----------

     Net cash used in financing activities                   (1,322,630)    (1,509,171)    (1,052,298)    (1,298,663)      (901,318)
                                                            -----------    -----------    -----------    -----------    -----------

     Net increase (decrease) in cash                            (23,040)        56,772         30,913        162,107         82,954

Cash at beginning of year                                        87,685         30,913              -         64,645         87,685
                                                            -----------    -----------    -----------    -----------    -----------
Cash at end of year
                                                            $    64,645    $    87,685    $    30,913    $   226,752    $   170,639
                                                            ===========    ===========    ===========    ===========    ===========

Supplemental disclosure of cash flow information
 Cash paid during the year for
     Interest                                               $    20,263    $    18,713    $         -    $    10,084    $    10,129
     Income taxes                                                33,327         22,527          4,785              -              -

The accompanying notes are an integral part of these statements.

Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 1999, 1998, and 1997

--------------------------------------------------------------------------------

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying combined financial statements for Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership (collectively, the "Company") follows:

Industry Operations and Concentration of Credit Risk

The Company specializes in three main areas: design services, which include hardware, firmware, and software; process methodology consulting; and intellectual property development. The Company services the communications, computer, video, automotive, medical, and other industries. Three of the Company's customers accounted for approximately 85%, 82%, and 83% of total revenues for the years ended December 31, 1999, 1998, and 1997, respectively. Total outstanding receivables for those three customers at December 31, 1999, 1998, and 1997 was $680,963, $279,450, and $272,135, respectively, representing approximately 68%, 58%, and 64% of the total accounts receivable as of December 31, 1999, 1998, and 1997, respectively.

Principles of Combination

The accompanying combined financial statements include the accounts of Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership, based on common ownership. All significant intercompany accounts and transactions have been eliminated.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Building, Equipment, Furniture, and Fixtures

Building, equipment, furniture, and fixtures are recorded at cost and depreciated over the estimated useful lives of the assets using the straight-line method.

Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership
NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
December 31, 1999, 1998, and 1997

--------------------------------------------------------------------------------

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Income Taxes
------------

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. As such, the Company's net income is treated for Federal and State of Illinois income tax purposes substantially as if the Company were a partnership. The net income of the Company is reportable in the stockholders' individual Federal and state income tax returns. Accordingly, the Company is not liable for any Federal or state income tax, except for Illinois replacement tax, during this period.

Revenue Recognition

Revenue is recognized when the service is performed.

--------------------------------------------------------------------------------

NOTE B - EMPLOYEE BENEFIT PLANS

The Company established a 401(k) retirement plan for eligible employees on April 1, 1998, in accordance with Section 401(k) of the Internal Revenue Code. Employees are permitted to make annual contributions through salary deductions up to 15% of their annual salary. The Company does not have a match policy in place.

--------------------------------------------------------------------------------

NOTE C - LONG-TERM OBLIGATIONS

Long-term obligations consist of the following at December 31:

                                                                                         June 30,    June 30,
                                                   1999        1998          1997         2000        1999
                                                 --------    --------     ---------     ---------   ---------
                                                                                       (unaudited) (unaudited)
Notepayable to bank, dated January 26,
    1998, at a fixed rate of 7.5%, with
    a payment of $1,907 plus interest
    to be made monthly, for a term of
    15 years with an amortization not
    to exceed 30 years                           $265,097    $267,727     $       -    $263,734      $266,409

Less current maturities                            23,760      23,760             -      23,760        23,760
                                                 --------    --------     ---------    --------      --------

                                                 $241,337    $243,967     $       -    $239,974      $242,649
                                                 ========    ========     =========    ========      ========

Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership
NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
December 31, 1999, 1998, and 1997

--------------------------------------------------------------------------------

NOTE C - LONG-TERM OBLIGATIONS - Continued

Annual maturities of long-term obligations as of December 31, 1999, are as follows:

           2000                                                   $ 23,760
           2001                                                     23,760
           2002                                                     23,760
           2003                                                     23,760
           2004                                                     23,760
           Thereafter                                              146,297
                                                                  --------

                                                                  $265,097
                                                                  ========

--------------------------------------------------------------------------------

NOTE D - SUBSEQUENT EVENT

On August 18, 2000, the Company sold substantially all of its assets to Dauphin Technology, Inc. for $6,000,000.